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                                WARRANT AGREEMENT

                                     between

                             HEALTHSOUTH CORPORATION

                                       and

                        WELLS FARGO BANK NORTHWEST, N.A.,

                                as Warrant Agent

                          Dated as of January 16, 2004





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                                TABLE OF CONTENTS

                                                                         Page


Article 1    CERTAIN DEFINITIONS............................................1

Article 2    ORIGINAL ISSUE OF WARRANTS.....................................5

         Section 2.1   Form of Warrant Certificates.........................5

         Section 2.2   Restrictive Legends..................................5

         Section 2.3   Execution and Delivery of Warrant Certificates.......7

Article 3    EXERCISE PRICE, EXERCISE AND REPURCHASE OF WARRANTS............7

         Section 3.1   Exercise Price.......................................7

         Section 3.2   Exercise; Restrictions on Exercise...................8

         Section 3.3   Method of Exercise; Payment of Exercise Price........8

         Section 3.4   Repurchase Offers....................................9

Article 4    ADJUSTMENTS...................................................13

         Section 4.1   Adjustments.........................................13

         Section 4.2   Notice of Adjustment................................22

         Section 4.3   Statement on Warrants...............................23

         Section 4.4   Notice of Consolidation, Merger, Etc................23

         Section 4.5   Fractional Interests................................23

         Section 4.6   When Issuance or Payment May Be Deferred............23

         Section 4.7   No Dilution or Impairment...........................24

Article 5    LOSS OR MUTILATION............................................24

Article 6    RESERVATION AND AUTHORIZATION OF COMMON SHARES................25

Article 7    WARRANT TRANSFER BOOKS; RESTRICTIONS ON TRANSFER..............25

         Section 7.1   Transfer and Exchange...............................25

         Section 7.2   Special Transfer Provisions.........................26

         Section 7.3   Surrender of Warrant Certificates...................27

Article 8    WARRANT HOLDERS...............................................27

         Section 8.1   Warrant Holder Deemed Not a Stockholder.............27

         Section 8.2   Right of Action.....................................28

Article 9    REMEDIES......................................................28

         Section 9.1   Defaults............................................28

         Section 9.2   Payment Obligations.................................28

         Section 9.3   Remedies; No Waiver.................................28

Article 10   THE WARRANT AGENT.............................................29

         Section 10.1  Duties and Liabilities..............................29

         Section 10.2  Right to Consult Counsel............................30

         Section 10.3  Compensation; Indemnification.......................31

         Section 10.4  No Restrictions on Actions..........................31

         Section 10.5  Discharge or Removal; Replacement Warrant Agent.....31

         Section 10.6  Successor Warrant Agent.............................32

Article 11   MISCELLANEOUS.................................................32

         Section 11.1  Monies Deposited with the Warrant Agent.............32

         Section 11.2  Payment of Taxes....................................33

         Section 11.3  No Merger, Consolidation or Sale of Assets of
                       the Company.........................................33

         Section 11.4  Reports to Holders...................................33

         Section 11.5  Notices; Payment.....................................34

         Section 11.6  Binding Effect.......................................34

         Section 11.7  Counterparts.........................................35

         Section 11.8  Amendments...........................................35

         Section 11.9  Headings.............................................35

         Section 11.10 Common Shares Legend.................................35

         Section 11.11 Third Party Beneficiaries............................37

         Section 11.12 Termination..........................................37

         Section 11.13 Governing Law........................................37

FORM OF REVERSE OF WARRANT CERTIFICATE SUBSCRIPTION FORM....................A-6

FORM OF CERTIFICATE FOR REPURCHASE OFFER....................................A-8

FORM OF ASSIGNMENT..........................................................A-9

Form of Certificate to be Delivered in Connection with Transfers
Pursuant to Regulation S....................................................B-1

Form of Certificate to be Delivered by Transferor in Connection with
Transfers to Institutional Accredited Investors...........................C-1-1

Form of Certificate to be Delivered By Transferees in Connection with
Transfers to Institutional Accredited Investors---------------------------C-2-1


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                                WARRANT AGREEMENT

         WARRANT AGREEMENT, dated as of January 16, 2004 (this "Agreement"), between HEALTHSOUTH CORPORATION, a Delaware corporation (together with its successors, the "Company"), and Wells Fargo Bank Northwest, N.A. (the "Warrant Agent").

                             W I T N E S S E T H:

         WHEREAS, the Company has agreed to issue to the lenders, or their designees, under that certain Credit Agreement dated January 16, 2004 (the "Credit Agreement"), among the Company, Credit Suisse First Boston, as Administrative Agent, Syndication Agent and Arranger ("CSFB"), and the lenders named therein, an aggregate of 10,000,000 warrants (each, a "Warrant" and collectively, the "Warrants"), each Warrant initially entitling the holder thereof to purchase one (1) share of Common Stock (as defined below) of the Company at an exercise price of $6.50 per Common Share (as defined below), concurrently with the funding of the Loans (as defined in the Credit Agreement); and

         WHEREAS, the Company desires to engage the Warrant Agent to act on the Company's behalf, and the Warrant Agent desires to act on behalf of the Company, in connection with the issuance of the Warrant Certificates (as defined below) and the other matters as provided herein, including, without limitation, for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the record holders thereof (together with the holders of shares of Common Stock (or other securities) received upon exercise thereof, the "Holders");

         NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements contained herein, the Company and the Warrant Agent hereby agree as follows:

                                  Article 1

                              CERTAIN DEFINITIONS

         "Affiliate" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

         "Auditors" means, at any time, the independent auditors of the Company at such time.

         "Board" means the board of directors of the Company or any duly authorized committee thereof.

         "Business Day" means a day except a Saturday, Sunday or other day on which commercial banks in The City of New York, or in the city of the principal corporate trust office of the Warrant Agent, are authorized by law to close.

         "Cashless Exercise" has the meaning specified in Section 3.3 hereof.

         "Certificate for Surrender" means the form on the reverse side of the Warrant Certificates substantially in the form of Exhibit B hereto.

         "Closing Date" means the date hereof.

         "Commission" means the United States Securities and Exchange
Commission.

         "Common Shares" means the shares of the Common Stock of the Company.

         "Common Stock" means the Common Stock, par value $0.01 per share, of the Company and any other capital stock of the Company into which such Common Stock may be converted or reclassified or that may be issued in respect of, in exchange for or in substitution for such Common Stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

         "Company" has the meaning specified in the preamble to this Agreement.

         "Credit Agreement" has the meaning specified in the preamble to this Agreement.

         "Current Market Value" has the meaning specified in Section 4.1(f) hereof.

         "Default" has the meaning specified in Section 9.1 hereof.

         "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

         "Exercise Price" has the meaning specified in Section 3.1 hereof.

         "Expiration Date" means January 16, 2014.

         "Fair Value Report" has the meaning specified in Section 3.4(d) hereof.

         "Final Surrender Time" has the meaning specified in Section 3.4(b) hereof.

         "Financial Expert" means any investment banking firm reasonably agreed to by the Company and the Requisite Holders (as defined in the Warrant Registration Rights Agreement).

         "Holders" has the meaning specified in the recitals to this Agreement.

         "Independent Financial Expert" means a Financial Expert that does not (and, to the knowledge of the Company after due inquiry, whose directors, executive officers and 5% stockholders do not) have a direct or indirect financial interest in the Company or any of its subsidiaries or Affiliates, which has not been for at least five years and, at the time that it is called upon to give independent financial advice to the Company, is not (and, to the knowledge of the Company after due inquiry, none of its directors, executive officers or 5% stockholders is) a promoter, director or officer of the Company or any of its subsidiaries or Affiliates.

         "Institutional Accredited Investor" shall mean an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

         "Notice Date" has the meaning specified in Section 3.4(b) hereof.

         "Offer Notice" has the meaning specified in Section 3.4(f) hereof.

         "Officer" means, with respect to the Company, the Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, the President, or any Vice President, the Treasurer or any Assistant Treasurer, the Secretary or any Assistant Secretary.

         "Officers' Certificate" means a certificate signed by an Officer.

         "Opinion of Counsel" means a written opinion signed by legal counsel reasonably acceptable to the Warrant Agent who may be an employee of or counsel to the Company.

         "Person" means any individual, limited liability company, corporation, partnership, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

         "Private Placement Legend" means the legend set forth on the Warrant Certificates in the form set forth in Section 2.2 hereof.

         "Reference Security" has the meaning specified in Section 4.1(l) hereof.

         "Relevant Value" has the meaning specified in Section 3.4(d) hereof.

         "Repurchase Event" means, and shall be deemed to occur on, any date when (i) the Company consolidates with or merges into or with another person (but only where the holders of Common Stock receive consideration in exchange for all or part of such Common Stock), if the Common Stock (or other securities) thereafter issuable upon exercise of the Warrants is not registered under the Exchange Act or (ii) the Company sells all or substantially all of its assets to another person, if the Common Stock (or other securities) thereafter issuable upon exercise of the Warrants is not registered under the Exchange Act, provided that, in the case of this clause
(ii), a "Repurchase Event" shall not be deemed to have occurred if the consideration for such transaction consists solely of cash, or (iii) the Company or any subsidiary of the Company purchases Common Shares pursuant to a tender offer or an exchange offer under Section 13 or 14 of the Exchange Act for a price per Common Share that is greater than the then Current Market Value per Common Share in effect at the end of the trading day immediately following the day on which such tender offer or exchange offer expires.

         "Repurchase Notice" has the meaning specified in Section 3.4(a) hereof.

         "Repurchase Obligation" has the meaning specified in Section 9.2 hereof.

         "Repurchase Offer" means the Company's offer to repurchase the Warrants in accordance with Section 3.4 hereof.

         "Repurchase Price" has the meaning specified in Section 3.4(d) hereof.

         "Right" has the meaning specified in Section 4.1(c) hereof.

         "Securities Act" means the United States Securities Act of 1933, as amended.

         "Securities Offering" means a bona fide public offering or private placement (to five or more investors) pursuant to Section 4(2) of the Securities Act, Regulation D thereunder or Regulation S thereunder, made through at least one investment bank of national standing.

         "Spread" means, with respect to any Warrant, the Current Market Value of the Common Shares subject to such Warrant, less the Exercise Price of such Warrant, in each case as adjusted as provided herein.

         "Subscription Form" means the form on the reverse side of the Warrant Certificates substantially in the form of Exhibit A hereto.

         "Underlying Securities" shall mean the Common Shares (or other securities) issuable upon exercise of the Warrants.

         "Valuation Date" means the date five Business Days prior to the Notice Date.

         "Value Certificate" has the meaning specified in Section 3.4(d) hereof.

         "Value Report" has the meaning specified in Section 4.1(k) hereof.

         "Warrant" has the meaning specified in the recitals to this Agreement.

         "Warrant Agent" has the meaning specified in the preamble to this Agreement until a successor Warrant Agent replaces it in accordance with the provisions of Section 10.5 and thereafter means such successor.

         "Warrant Certificates" has the meaning specified in Section 2.1 hereof.

         "Warrant Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, between the Company and the holders party thereto.


                                  Article 2

                          ORIGINAL ISSUE OF WARRANTS

         Section 2.1. Form of Warrant Certificates. Certificates representing the Warrants (the "Warrant Certificates") shall be substantially in the form attached hereto as Exhibit A, shall be dated the date on which such Warrant Certificates are countersigned by the Warrant Agent and shall have such insertions as are appropriate or required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed, or to conform to usage.

         Warrants shall be issued initially in registered form substantially in the form set forth in Exhibit A. The definitive Warrant Certificates shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Warrants may be listed, all as determined by the Officers executing such Warrant Certificates, as evidenced by their execution of such Warrant Certificates.

         Section 2.2. Restrictive Legends. The Warrant Certificates shall, subject to Section 7.2(c) hereof, bear substantially the following legend on the face thereof:

         THE WARRANTS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR"), (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE WARRANTS REPRESENTED BY THIS CERTIFICATE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (C) IT IS A PERSON OTHERWISE ELIGIBLE TO ACQUIRE THE WARRANTS IN A TRANSACTION CONSUMMATED IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT WITH RESPECT TO SUCH TRANSFER, RESELL OR OTHERWISE TRANSFER THE WARRANTS REPRESENTED BY THIS CERTIFICATE EXCEPT (A) TO HEALTHSOUTH CORPORATION (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE WARRANT AGENT), (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT SUBJECT TO ANY CERTIFICATION AND DELIVERY REQUIREMENTS CONTAINED IN THE WARRANT AGREEMENT GOVERNING THE WARRANTS, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE WARRANTS REPRESENTED BY THIS
         CERTIFICATE ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE WITHIN THE TIME
         PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE WARRANT AGENT. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (B) OF THE PRECEDING SENTENCE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO EACH OF THE WARRANT AGENT AND THE COMPANY SUCH CERTIFICATIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE WARRANT AGREEMENT CONTAINS A PROVISION REQUIRING THE WARRANT AGENT TO REFUSE TO REGISTER ANY TRANSFER OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

         Section 2.3. Execution and Delivery of Warrant Certificates. Warrant Certificates evidencing 10,000,000 Warrants, each Warrant to purchase initially one (1) Common Share, may be executed, on or after the date of this Agreement, by the Company and delivered to the Warrant Agent for countersignature, and the Warrant Agent shall thereupon countersign and deliver such Warrant Certificates upon the order and at the written direction of the Company signed by any duly authorized Officer to the purchasers thereof on the date of issuance. The Warrant Agent is hereby authorized to countersign and deliver Warrant Certificates as required by this Section 2.3 or by Section 3.3, Article 5 or Article 7 hereof.

         The Warrant Certificates shall be executed on behalf of the Company by any duly authorized Officer of the Company either manually or by facsimile signature printed thereon. The Warrant Certificates shall be countersigned by manual signature of the Warrant Agent and shall not be valid for any purpose unless so countersigned.

         In case any Officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such Officer of the Company before countersignature by the Warrant Agent and the issuance and delivery thereof, such Warrant Certificates may nevertheless be countersigned by the Warrant Agent and issued and delivered with the same force and effect as though such person had not ceased to be such Officer of the Company.

                                  Article 3

              EXERCISE PRICE, EXERCISE AND REPURCHASE OF WARRANTS

         Section 3.1. Exercise Price. Each Warrant Certificate shall, when countersigned by the Warrant Agent, initially entitle the Holder thereof, subject to the provisions of this Agreement, to purchase the number of Common Shares indicated thereon at a purchase price of $6.50 per Common Share, subject to adjustment as provided in Section 4.1 hereof (the "Exercise Price").

         Section 3.2. Exercise; Restrictions on Exercise. At any time after the Closing Date and on or before the Expiration Date, any outstanding Warrants may be exercised on any Business Day; provided, however, that no such exercise may be effected unless (a) for those Holders who may exercise warrants pursuant to a registration statement, a registration statement with the Commission relating to the Common Shares for which such Warrants are being exercised is, at the time of exercise, in effect or (b) the exercise of such Warrants is exempt from the registration requirements of the Securities Act. In the case of clause (b) above, (i) Holders exercising such Warrants pursuant to Regulation S under the Securities Act shall be required to (A) exercise such Warrants outside the United States and (B) deliver either (1) written certification that it is not a "U.S. Person" (as defined in Rule 902 under the Securities Act) and the warrant is not being exercised on behalf of a U.S. Person or (2) an Opinion of Counsel to the effect that the Warrant and the Underlying Securities have been registered under the Securities Act or are exempt from registration thereunder and (ii) all other exercising Holders shall deliver such certifications, acknowledgements and undertakings as the Company or the Warrant Agent may reasonably request and, if the Company or the Warrant Agent reasonably require, an Opinion of Counsel with respect to such exemption. Any Warrants not exercised by 5:00 p.m., New York City time, on the Expiration Date shall expire and all rights of the Holders of such Warrants shall terminate. Additionally, the Warrants shall expire and all rights of the Holders of such Warrants shall terminate as, when and to the extent provided in Section 4.1(j)(ii) hereof, if the Company merges or consolidates with, or sells all or substantially all of its property and assets to, another Person (other than an Affiliate of the Company) and the consideration is payable to holders of Common Stock in exchange for their Common Stock in connection with such merger, consolidation or sale consists solely of cash or in the event of the dissolution, liquidation or winding up of the Company.

         Section 3.3. Method of Exercise; Payment of Exercise Price. In order to exercise all or any of the Warrants represented by a Warrant Certificate, the Holder thereof must surrender for exercise the Warrant Certificate to the Warrant Agent at its corporate trust office address set forth in Section 11.5 hereof, with the Subscription Form duly executed, together with payment in full of the Exercise Price then in effect for each share of Underlying Securities issuable upon exercise of the Warrants as to which a Warrant is exercised; such payment may be made in cash or by certified or official bank or bank cashier's check payable to the order of the Company and shall be made to the Warrant Agent at its corporate trust office address set forth in
Section 11.5 hereof prior to the close of business on the date the Warrant Certificate is surrendered to the Warrant Agent for exercise. Notwithstanding the foregoing, the Exercise Price may be paid by surrendering additional Warrants to the Warrant Agent having an aggregate Spread equal to the aggregate Exercise Price of the Warrants being exercised (a "Cashless Exercise"). All payments received upon exercise of Warrants shall be delivered to the Company by the Warrant Agent as instructed in writing by the Company. If less than all the Warrants represented by a Warrant Certificate are exercised (or surrendered in connection with a Cashless Exercise), such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants which were not exercised or surrendered shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Warrant Certificate, registered in such name or names as may be directed in writing by the Holder, and shall deliver the new Warrant Certificate to the Person or Persons entitled to receive the same. Upon the exercise of any Warrants following the surrender of a Warrant Certificate in conformity with the foregoing provisions, the Warrant Agent shall instruct the Company to transfer promptly to the Holder or, upon the written order of the Holder of such Warrant Certificate, appropriate evidence of ownership of any Common Shares or other security or property to which it is entitled, registered or otherwise placed in such name or names as may be directed in writing by the Holder, and to deliver such evidence of ownership to the Person or Persons entitled to receive the same and fractional shares, if any, or an amount in cash, in lieu of any fractional shares, as provided in Section 4.5 hereof; provided, however, that the Holder of such Warrant shall be responsible for the payment of any transfer taxes required as the result of any change in ownership of such Warrants or the issuance of such shares of Underlying Securities other than to the Holder of such Warrants and any such transfer shall comply with applicable law. Upon the exercise of a Warrant or Warrants, the Company shall promptly enter, or cause any transfer agent of the Common Shares to enter, the name of the person entitled to receive the Common Shares upon the exercise of such Warrants into the Company's register of shareholders, and issue certificates (bearing the legend set forth in Section 11.10 hereof, if applicable, unless a registration statement with the Commission relating to such Common Shares shall then be in effect or the Company and the Holder exercising such Warrant or Warrants otherwise agree) for the number of shares of Underlying Securities to which said Holder may be entitled, and deliver such certificate to the Warrant Agent who in turn shall deliver it to the Person entitled to receive the shares of Underlying Securities. Upon such exercise, the Warrant Agent is hereby authorized and instructed to request from any such transfer agent (and all such transfer agents are hereby irrevocably authorized to comply with all such requests) such certificates. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of the surrender for exercise, as provided above, of the Warrant Certificate representing such Warrant and, for all purposes under this Agreement, the Person entitled to receive the shares of Underlying Securities upon such exercise shall, as between such Person and the Company, be deemed to be the Holder of such shares of Underlying Securities of record as of the close of business on such date and shall be entitled to receive, and the Warrant Agent shall make available for delivery to such Person, any shares of Underlying Securities to which such Person would have been entitled had such Person been the registered holder on such date.

         Section 3.4. Repurchase Offers.

         (a) Notice of Repurchase Event. Within two Business Days following the occurrence of a Repurchase Event, the Company shall give notice (a "Repurchase Notice") to the Holders of the Warrants and the Warrant Agent that such event has occurred.

         (b) Repurchase Offers Generally. Following the occurrence of any Repurchase Event, the Company shall offer to repurchase for cash or, in the case of a Repurchase Event that is an exchange offer, at the option of the Holders for cash or for the relevant exchange securities, all outstanding Warrants pursuant to the provisions of this Section 3.4 (a "Repurchase Offer"). The Company shall give notice of a Repurchase Offer in accordance with Section 3.4(f) hereof. Each date on which the Company gives any such notice is referred to as the "Notice Date." Subject to Section 3.4(h) hereof, the Repurchase Offer shall commence on the Notice Date for such Repurchase Offer and shall expire at 5:00 p.m., New York City time, on a date determined by the Company (the "Final Surrender Time") that is at least 30 but not more than 45 days after the Notice Date.

         (c) Repurchase Offers.

              (i) In any Repurchase Offer, the Company shall offer to purchase for cash or, in the case of a Repurchase Event that is an exchange offer, at the option of the Holders for cash or for the relevant exchange securities, at the Repurchase Price all Warrants outstanding on the Notice Date for such Repurchase Offer that are properly tendered to the Warrant Agent on or prior to the Final Surrender Time for such Repurchase Offer.

              (ii) Each Holder may, but shall not be obligated to, accept such Repurchase Offer by tendering to the Warrant Agent, on or prior to the Final Surrender Time for such Repurchase Offer, the Warrant Certificates evidencing the Warrants such Holder desires to have repurchased in such offer, together with a completed Certificate for Surrender. A Holder may withdraw all or a portion of the Warrants tendered to the Warrant Agent at any time prior to the Final Surrender Time for such Repurchase Offer. If less than all the Warrants represented by a Warrant Certificate shall be tendered, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants not tendered shall be executed by the Company and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Warrant Certificate, registered in such name or names as may be directed in writing by the Holder, and shall make available for delivery the new Warrant Certificate to the Person or Persons entitled to receive the same; provided, however, that the Holder of such Warrants shall be responsible for the payment of any transfer taxes required as the result of any change in ownership of such Warrants and any such transfer shall comply with applicable law.

         (d)      Repurchase Price.

              (i) The purchase price (the "Repurchase Price") for each Warrant properly tendered to the Warrant Agent pursuant to a Repurchase Offer shall, except in the case of a Repurchase Event within the meaning of clause (iii) of the definition thereof, be equal to the value (the "Relevant Value") on the Valuation Date of the Common Shares issuable, and other securities or property of the Company which would have been delivered, upon exercise of Warrants had the Warrants been exercised (regardless of whether the Warrants are then exercisable), less the Exercise Price in effect on the Notice Date for such Repurchase Offer.

              (ii) The Relevant Value of the Common Shares and other securities or property issuable upon exercise of all the Warrants, on any Valuation Date shall be:

                  (1) (A) If the Common Shares (or other securities) are
              registered under the Exchange Act, deemed to be the average of the daily market prices (on the stock exchange that is the primary trading market for the Common Shares (or other securities)) of the Common Shares (or other securities) for the 20 consecutive trading days immediately preceding such Valuation Date or, (B) if the Common Shares (or other securities) have been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the daily market prices for all of the trading days before such date for which daily market prices are available, in the case of each of (A) and (B), as certified to the Warrant Agent by the President, any Vice President or the Chief Financial Officer of the Company (the "Value Certificate"). The market price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any national securities exchange, the closing sales price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) in the case of a security not then listed or admitted to trading on any national securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any national securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York customarily published on each Business Day, designated by the Company, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and (D) if there are no bid and asked prices reported during the 30 days prior to the date in question, the Relevant Value shall be determined as if the Common Shares (or other securities) were not registered under the Exchange Act; or

                  (2) If the Common Shares (or other securities) are not
              registered under the Exchange Act or if the value cannot be computed under clause (1) above, deemed to be equal to the value set forth in the Fair Value Report (as defined below) as determined by an Independent Financial Expert, which shall be selected by the Board in accordance with Section 3.4(e) hereof, and retained on customary terms and conditions, using one or more valuation methods that the Independent Financial Expert, in its best professional judgment, determines to be most appropriate but without giving effect to any discount for lack of liquidity, the fact that the Company has no class of equity securities registered under the Exchange Act or the fact that the Common Shares and other securities or property issuable upon exercise of the Warrants represent a minority interest in the Company. The Company shall cause the Independent Financial Expert to deliver to the Company, with a copy to the Warrant Agent, within 45 days of the appointment of the Independent Financial Expert in accordance with Section 3.4(e) hereof, a value report (the "Fair Value Report") stating the Relevant Value of the Common Shares and other securities or property of the Company, if any, being valued as of the Valuation Date and containing a brief statement as to the nature and scope of the methodologies upon which the determination of Relevant Value was made. The Warrant Agent shall have no duty with respect to the Fair Value Report of any Independent Financial Expert, except to keep it on file and available for inspection by the Holders. The determination as to Relevant Value in accordance with the provisions of this Section 3.4(d) shall be conclusive on all Persons. The Independent Financial Expert shall consult with management of the Company in order to allow management to comment on the proposed Relevant Value prior to delivery to the Company of any Fair Value Report of the Independent Financial Expert.

              (iii) The Repurchase Price for each Warrant properly tendered to the Warrant Agent pursuant to a Repurchase Offer with respect to a Repurchase Event within the meaning of clause (iii) of the definition thereof shall be equal to the price that would have been paid for the Common Shares represented by such Warrant had such Warrant been exercised and such Common Shares tendered or exchanged in the relevant tender offer or exchange offer.

         (e) Selection of Independent Financial Expert. If clause (d)(ii)(2) of this Section 3.4 is applicable, the Board shall select an Independent Financial Expert not more than two Business Days following a Repurchase Event. Within four Business Days following a Repurchase Event, the Company shall deliver to the Warrant Agent a notice setting forth the name of the Independent Financial Expert.

         (f) Notice of Repurchase Offer. Each notice of a Repurchase Offer (an "Offer Notice") given by the Company pursuant to Section 3.4(b) shall be given by the Company directly to all Holders of the Warrants, with a copy to the Warrant Agent, shall be given simultaneously with the Repurchase Notice (or, in the event that Section 3.4(d)(ii) is applicable and the Relevant Value of the Common Shares or other securities or property issuable upon exercise of all the Warrants cannot be determined pursuant to Section 3.4(d)(ii)(1), then such Offer Notice shall be given within two Business Days after the Company receives the Value Report with respect to such offer) and shall specify (A) the Final Surrender Time for such Repurchase Offer, (B) the manner in which Warrants may be surrendered to the Warrant Agent for repurchase by the Company, (C) the Repurchase Price at which the Warrants will be repurchased by the Company, (D) if applicable, the name of the Independent Financial Expert whose valuation of the Common Shares and other securities or property was utilized in connection with determining such Repurchase Price and (E) that payment of the Repurchase Price will be made by the Warrant Agent. Each such notice shall be accompanied by a Certificate for Surrender for the Repurchase Offer in substantially the form attached to the Warrant Certificate and a copy of the Fair Value Report, if any.

         (g) Payment for Warrants. Upon surrender for repurchase of any Warrants in conformity with the provisions of this Section 3.4, the Warrant Agent shall thereupon promptly notify the Company of such surrender. On or before the Final Surrender Time for any Repurchase Offer, the Company shall deposit with the Warrant Agent funds sufficient to make payment for the Warrants tendered to the Warrant Agent and not withdrawn. After receipt of such deposit from the Company, the Warrant Agent shall make payment, by delivering a check, by providing for same-day funds settlement or any other customary payment means, in such amount as is appropriate, to such Person or Persons as it may be directed in writing by the Holder surrendering such Warrants, net of any transfer taxes required to be paid in the event that the payment is to be made to a Person other than the Holder.

         (h) Compliance with Laws. Notwithstanding anything contained in this
Section 3.4, if the Company is required to comply with laws, rules, regulations and securities exchange or clearing procedures, in connection with making any Repurchase Offer, such laws, rules, regulations and procedures shall govern the making of such Repurchase Offer.

                                  Article 4

                                  ADJUSTMENTS

         Section 4.1 Adjustments. The Exercise Price and the number of Common Shares issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

         (a) Divisions; Consolidations; Reclassifications. In case the Company shall, on or before the Expiration Date, (i) issue any Common Shares in payment of a dividend or other distribution with respect to its Common Stock or other shares of capital stock, (ii) subdivide its issued and outstanding Common Shares, (iii) consolidate its issued and outstanding Common Shares into a smaller number of shares, or (iv) reclassify or convert the Common Shares (other than a reclassification in connection with a merger, consolidation or other business combination governed by Section 4.1(j)), then the number of Common Shares purchasable upon exercise of each Warrant immediately prior to the record date for such issue or distribution or the effective date of such subdivision, consolidation, reclassification or conversion shall be adjusted so that the Holder of each Warrant shall thereafter be entitled to receive the kind and number of Common Shares which such Holder would have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 4.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         (b) Rights; Options; Warrants. In case the Company shall issue rights, options, warrants or convertible or exchangeable securities (other than an issuance of convertible or exchangeable securities subject to Section 4.1(a)) to all holders of its Common Shares, entitling them to subscribe for or purchase Common Shares at a price per share which is lower (at the record date for such issuance) than the then Current Market Value per Common Share, then the Company shall ensure that at the time of such issuance, the same or a like offer or invitation is made to the Holders of the Warrants as if their Warrants had been exercised on the day immediately preceding the record date of such offer or invitation on the terms (subject to any adjustment pursuant to Section 4.1(a) for a prior event) on which such Warrants could have been exercised on such date; provided , however, that if the Board so resolves, the Company shall not be required to ensure that the same offer or invitation is made to the Holders of the Warrants, but the number of Common Shares thereafter purchasable upon the exercise of each Warrant shall instead be adjusted and shall be determined by multiplying the number of Common Shares theretofore purchasable upon exercise of each Warrant by a fraction, the numerator of which shall be the sum of (i) the number of Common Shares outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus (ii) the number of additional Common Shares which may be purchased or subscribed for upon exercise, exchange or conversion of such rights, options, warrants or convertible or exchangeable securities and the denominator of which shall be the sum of (x) the number of Common Shares outstanding immediately prior to the issuance of such rights, options, warrants or convertible or exchangeable securities plus (y) the number of shares which the total consideration received by the Company for such rights, options, warrants or convertible or exchangeable securities so offered would purchase at the then Current Market Value per Common Share.

         In the event that the Company decreases the purchase price per share of any outstanding rights, options, warrants or convertible or exchangeable securities (other than under or as a result of provisions designed to protect against dilution of the type set forth in this Article 4), then the number of Common Shares thereafter issuable upon exercise of each Warrant shall be determined by multiplying the number of Common Shares theretofore issuable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of outstanding Common Shares plus the number of Common Shares which may thereafter be purchased or subscribed for upon exercise, exchange or conversion of such rights, options, warrants or convertible or exchangeable securities and the denominator of which shall be (x) the number of outstanding Common Shares plus (y) the number of Common Shares which the aggregate decreased purchase price would have purchased at the then Current Market Value per Common Share.

         In the event that the Company increases the number of Common Shares which may be purchased or subscribed for upon exercise, exchange or conversion of any outstanding rights, options, warrants or convertible or exchangeable securities (other than under or as a result of provisions designed to protect against dilution of the type set forth in this Article 4), then the number of Common Shares thereafter issuable upon exercise of each Warrant shall be determined by multiplying the number of Common Shares theretofore issuable upon exercise of each Warrant by a fraction, the numerator of which shall be the number of outstanding Common Shares plus the number of Common Shares which may thereafter be purchase or subscribed for upon exercise, exchange or conversion of such rights, option, warrants or convertible or exchangeable securities and the denominator of which shall be (x) the number of outstanding Common Shares plus (y) the number of Common Shares which theretofore could have been purchase or subscribed fro upon exercise, exchange or conversion of such rights, options, warrants or convertible or exchangeable securities.

         Except as otherwise provided above or in Section 4.1(m), such adjustment shall be made whenever such rights, options, warrants or convertible or exchangeable securities are issued, or the date of any such decrease in purchase price or such increase in underlying Common Shares, and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such rights, options, warrants or convertible or exchangeable securities or to such decrease or increase.

         (c) Issuance of Common Shares at Lower Values. In case the Company shall sell and issue any Common Share or Right (as defined below) (excluding
(i) any Right issued in any of the transactions described in Section 4.1(a) or
(b) above and (ii) Common Shares issued pursuant to the Warrants or any Right issued in any transaction described in Section 4.1(a) or (b) above and (iii) Common Shares or Rights issued as consideration when any corporation or business is acquired, merged into or becomes part of the Company or a subsidiary of the Company in an arm's-length transaction between the Company and a Person other than an Affiliate of the Company) at a price per Common Share (determined in the case of any such Right, by dividing (x) the total consideration receivable by the Company in consideration of the sale and issuance of such Right, plus the total consideration payable to the Company upon exercise, conversion or exchange thereof, by (y) the total number of Common Shares covered by such Right) that is lower than the Current Market Value per Common Share in effect immediately prior to the date of such sale or issuance (or, in the case of a Securities Offering of Common Shares or Rights, the date not more than five business days prior to the date of such sale or issuance on which the Company fixes the price therefor) then the number of Common Shares thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of Common Shares theretofore purchasable upon exercise of such Warrant by a fraction, the numerator of which shall be the number of Common Shares outstanding immediately after such sale or issuance and the denominator of which shall be the number of Common Shares outstanding immediately prior to such sale or issuance plus the number of Common Shares which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at such Current Market Value per Common Share. For purposes of this Section 4.1(c), the Common Shares which the holder of any such Right shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of sale and issuance of such Right and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such Right, plus the consideration or premiums stated in such Right to be paid for the Common Shares covered thereby. In case the Company shall sell and issue any Right together with one or more other securities as part of a unit at a price per unit, then in determining the "price per Common Share" and the "consideration received by the Company" for purposes of the first sentence of this Section 4.1(c), the Board shall determine, in good faith, the fair value of the Right then being sold as part of such unit. For purposes of this paragraph, a "Right" shall mean any right, option, warrant or convertible or exchangeable security containing the Right to subscribe for or acquire one or more Common Shares, excluding the Warrants.

         (d) Distributions of Debt, Assets, Subscription Rights or Convertible Securities. In case the Company shall make a distribution to holders of its Common Shares of (i) evidences of its indebtedness, or assets, or other dividends or distributions, or (ii) any options, warrants or other rights to subscribe for or purchase any of the foregoing (excluding (1) any issuance of Common Shares referred to in Section 4.1(a) above, (2) distributions in connection with the dissolution, liquidation or winding- up of the Company governed by Section 4.1(j) and (3) distributions of securities referred to in
Section 4.1(a), Section 4.1(b) or Section 4.1(c)), then, in each case, the number of Common Shares purchasable after the record date for the determination of stockholders entitled to receive such distribution (or the date provided for in Section 4.1(m), if applicable) upon the exercise of each Warrant, shall be determined by multiplying the number of Common Shares purchasable upon the exercise of such Warrant immediately prior to such date by a fraction, the numerator of which shall be the Current Market Value per Common Share immediately prior to such date and the denominator of which shall be the Current Market Value per Common Share immediately prior to such date less (a) any cash so distributed per Common Share plus (b) the then fair value (as determined in good faith by the Board and set forth in a Board resolution delivered to the Warrant Agent and, upon request, to any Holder) of the evidences of its indebtedness, or non-cash assets or other non-cash dividends or distributions, options or subscription or purchase rights so distributed attributable to one Common Share (notwithstanding the foregoing, if the fair value in the above formula equals or exceeds the Current Market Value per Common Share, then the Current Market Value per Common Share shall be equal to such fair value). Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution (or the date provided for in Section 4.1(m), if applicable).

         (e) Expiration of Rights, Options and Conversion Privileges. Upon the expiration of any rights, options, warrants or conversion or exchange privileges (including, without limitation, any Rights) that have previously resulted in an adjustment hereunder, if any thereof shall not have been exercised, exchanged or converted, the Exercise Price and the number of Common Shares issuable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only Common Shares so issued were the Common Shares, if any, actually issued or sold upon the exercise, exchange or conversion of such rights, options, warrants or conversion or exchange rights (including, without limitation, any Rights) and
(ii) such Common Shares, if any, were issued or sold for the consideration actually received by the Company upon such exercise, exchange or conversion plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights (including, without limitation, any Rights) whether or not exercised; provided, however, that no such readjustment shall (except by reason of an intervening adjustment under Section 4.1(a)) have the effect of decreasing the number of Common Shares issuable upon the exercise of each Warrant by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion exchange privileges.

         (f) Current Market Value. For the purposes of any computation under this Article 4, the "Current Market Value" per Common Share or of any other security (herein collectively referred to as a "security") at any date herein specified shall be:

              (i) if the security is not registered under the Exchange Act, the value of the security (1) most recently determined as of a date within the six months preceding such date by an Independent Financial Expert selected by the Company in accordance with the criteria for such valuation set out in Section 4.1(k), or (2) if no such determination shall have been made within such six-month period or if the Company so chooses, determined as of such a date by an Independent Financial Expert selected by the Company in accordance with the criteria for such valuation set out in Section 4.1(k), or

              (ii) if the security is registered under the Exchange Act, the average of the daily market prices of the security for the 20 consecutive trading days immediately preceding such date or, if the security has been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the daily market prices for all of the trading days before such date for which daily market prices are available. The market price for each such trading day shall be: (A) in the case of a security listed or admitted to trading on any national securities exchange, the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day on the principal national securities exchange on which such security is listed or admitted, as determined by the Board in good faith, (B) in the case of a security not then listed or admitted to trading on any national securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (C) in the case of a security not then listed or admitted to trading on any national securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the Borough of Manhattan, City and State of New York customarily published on each Business Day, designated by the Company, or, if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported and (D) if there are no bid and asked prices reported during the 30 days prior to the date in question, the Current Market Value of the security shall be determined as if the security were not registered under the Exchange Act.

         (g) Consideration Received. For purposes of any computation respecting consideration received pursuant to this Section 4.1, the following shall apply:

              (i) in the case of the issuance of Common Shares for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

              (ii) in the case of the issuance of Common Shares for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board (irrespective of the accounting treatment thereof), whose determination shall be conclusive and described in reasonable detail in a Board resolution which shall be provided promptly thereafter to the Warrant Agent and (upon request) to any Holder; and

              (iii) in the case of the issuance of rights, options, warrants or securities convertible into or exchangeable for Common Shares (including, without limitation, any Rights), the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such rights, options, warrants or securities convertible into or exchangeable for Common Shares, plus the additional minimum consideration, if any, to be received by the Company upon the exercise, conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (i) and (ii) of this Section 4.1(g)).

         (h) De Minimis Adjustments. No adjustment in the number of Common Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Common Shares purchasable upon the exercise of each Warrant; provided, however, that any adjustments which by reason of this Section 4.1(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest one-ten-billionth of a share.

              (i) Adjustment of Exercise Price. Whenever the number of Common Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Exercise Price per Common Share payable upon exercise of such Warrant shall be adjusted (calculated to the nearest $0.01) so that it shall equal the price determined by multiplying such Exercise Price immediately prior to such adjustment by a fraction the numerator of which shall be the number of Common Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment and the denominator of which shall be the number of Common Shares so purchasable immediately thereafter.

         If after an adjustment, a Holder of a Warrant upon exercise of it may receive shares of two or more classes in the capital of the Company, the Company shall determine the allocation of the adjusted Exercise Price between such classes of shares in a manner that the Board deems fair and equitable to the Holders. After such allocation, the exercise privilege and the Exercise Price of each class of shares shall thereafter be subject to adjustment on terms comparable to those applicable to Common Shares in this Article 4.

         Such adjustment shall be made successively whenever any event listed above shall occur.

         (j) Consolidation, Merger, Etc.

              (i) Subject to the provisions of Subsection (ii) below of this
         Section 4.1(j), in case of the consolidation of the Company with, or merger of the Company with or into, or of the sale of all or substantially all of the properties and assets of the Company to, any Person, and in connection therewith consideration is payable to holders of Common Shares (or other securities or property purchasable upon exercise of Warrants) in exchange therefor, the Warrants shall remain subject to the terms and conditions set forth in this Agreement and each Warrant shall, after such consolidation, merger or sale, entitle the Holder to receive upon exercise the number of shares in the capital or other securities or property (including cash) of or from the Person resulting from such consolidation or surviving such merger or to which such sale shall be made or of the parent of such Person, as the case may be, that would have been distributable or payable on account of the Common Shares if such Holder's Warrants had been exercised immediately prior to such merger, consolidation or sale (or, if applicable, the record date therefor); and in any such case the provisions of this Agreement with respect to the rights and interests thereafter of the Holders of Warrants shall be appropriately adjusted by the Board in good faith so as to be applicable, as nearly as may reasonably be, to any shares, other securities or any property thereafter deliverable on the exercise of the Warrants.

              (ii) Notwithstanding the foregoing, (x) if the Company merges or consolidates with, or sells all or substantially all of its property and assets to, another Person (other than an Affiliate of the Company) and consideration is payable to holders of Common Shares in exchange for their Common Shares in connection with such merger, consolidation or sale consists solely of cash, or (y) in the event of the dissolution, liquidation or winding up of the Company, then the Holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of Common Shares (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event, less the Exercise Price. Upon receipt of such payment, if any, the rights of a Holder shall terminate and cease and such Holder's Warrants shall expire. If the Company has made a Repurchase Offer that has not expired at the time of such transaction, the holders of the Warrants will be entitled to receive the higher of (i) the amount payable to the holders of the Warrants described above and (ii) the Repurchase Price payable to the holders of the Warrants pursuant to such Repurchase Offer. In case of any such merger, consolidation or sale of assets, the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding up of the Company, the Company shall deposit promptly with the Warrant Agent the funds, if any, necessary to pay the Holders of the Warrants. After receipt of such deposit from such Person or the Company and after receipt of surrendered Warrant Certificates, the Warrant Agent shall make payment by delivering a check, by providing for same-day funds settlement or any other customary payment means, in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holder surrendering such Warrants.

         (k) If required pursuant to Section 4.1(f)(i), the Current Market Value shall be deemed to be equal to the value set forth in the Value Report (as defined below) as determined by an Independent Financial Expert, which shall be selected by the Board, and retained on customary terms and conditions, using one or more valuation methods that the Independent Financial Expert, in its best professional judgment, determines to be most appropriate. The Company shall cause the Independent Financial Expert to deliver to the Company, with a copy to the Warrant Agent, within 45 days of the appointment of the Independent Financial Expert, a value report (the "Value Report") stating the value of the Common Shares and other securities or property of the Company, if any, being valued as of the Valuation Date and containing a brief statement as to the nature and scope of the examination or investigation upon which the determination of value was made. The Warrant Agent shall have no duty with respect to the Value Report of any Independent Financial Expert, except to keep it on file and available for inspection by the Holders. The determination as to Current Market Value in accordance with the provisions of this Section 4.1(k) shall be conclusive on all Persons. The Independent Financial Expert shall consult with management of the Company in order to allow management to comment on the proposed value prior to delivery to the Company of any Value Report.

         (l) When No Adjustment Required. No adjustment need be made for:

              (i) exercises of Rights granted to and held by directors of the Company or employees of the Company or any of its subsidiaries, and existing on the Closing Date;

              (ii) Rights granted to and held by directors of the Company or employees of the Company or its subsidiaries after the Closing Date or Common Shares issued or granted to such employees or directors after the Closing Date, whether or not upon the exercise, exchange or conversion of any such Rights, to the extent that all such Common Shares do not have (and such Rights are not exercisable, exchangeable or convertible for Common Shares having) an aggregate equity value in excess of 5.0% of the equity value of the Company (such percentage to be calculated on a fully-diluted basis after giving effect to all Common Stock and Rights outstanding on the Closing Date), as determined in good faith by the Board and set forth in a Board resolution delivered to the Warrant Agent and (upon request) to any Holder;

              (iii) rights to purchase Common Shares pursuant to a Company plan for reinvestment of dividends or interest; or

              (iv) a Securities Offering of any security trading on any national securities exchange or in the over the counter market, or of a security directly or indirectly convertible or exchangeable for any such security (the latter security being a "Reference Security"), where such security (or the Reference Security as applicable) is sold to investors at a price at least equal to the closing sale, bid or ask price (whichever is customary) of such security (or the Reference Security as applicable) on the date (not more than five business days prior to the consummation of such Securities Offering) on which the Company fixes such price for such sale.

                  To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         (m) Detachable Rights, Options or Warrants. Rights, options or warrants distributed by the Company to all holders of Common Shares entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events (a "Trigger Event"), (i) are deemed to be transferred with such shares of Common Shares, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Shares, shall be deemed not to have been distributed for purposes of Section 4.1(b) or Section 4.1(d) (and no adjustment under such Section will be required) until the date of occurrence of the earliest Trigger Event. If such right, option or warrant is subject to subsequent events, upon the occurrence of which such right, option or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right, option or warrant (and a termination or expiration of the existing right, option or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment under Section 4.1(b) or Section 4.1(d), (1) in the case of any such rights, options or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Exercise Price and the number of Common Shares issuable upon the exercise of each Warrant shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Shares with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Shares as of the date of such redemption or repurchase, and (2) in the case of such rights, options or warrants all of which shall have expired or been terminated without exercise, the Exercise Price and the number of Common Shares issuable upon the exercise of each Warrant shall be readjusted as if such rights, options or warrants had never been issued.

         (n) Other Adjustments. In the event that at any time, as a result of an adjustment made pursuant to this Section 4.1, Holders shall be entitled to receive any securities of the Company other than Common Shares, thereafter the number of such other securities so receivable upon exercise of the Warrants and the Exercise Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in this Section 4.1.

         (o) Other Events. If any event occurs as to which the foregoing provisions of this Section 4.1 are not strictly applicable or, if strictly applicable, would not fairly and adequately protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then there shall be made such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Exercise Price or decreasing the number of Common Shares issuable upon exercise of each Warrant.

         Section 4.2 Notice of Adjustment. Whenever the number of Common Shares purchasable upon the exercise of each Warrant or the Exercise Price is adjusted, as herein provided, the Company shall cause the Warrant Agent promptly to mail, at the expense of the Company, to each Holder notice of such adjustment or adjustments and shall deliver to the Warrant Agent a certificate of the Auditors setting forth the number of Common Shares purchasable upon the exercise of each Warrant and the Exercise Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. The Warrant Agent shall be entitled conclusively to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same, from time to time, to any Holder desiring an inspection thereof during reasonable business hours upon reasonable notice. The Warrant Agent shall not at any time be under any duty or responsibility to any Holders to determine whether any facts exist which may require any adjustment of the Exercise Price or the number of Common Shares purchasable on exercise of the Warrants or any of the other adjustments set forth in Section 4.1, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment, or the validity or value (or the kind or amount) of any Common Shares which may be purchasable on exercise of the Warrants. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any Common Shares or share certificates upon the exercise of any Warrant.

         Section 4.3 Statement on Warrants. Irrespective of any adjustment in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

         Section 4.4 Notice of Consolidation, Merger, Etc. In case at any time after the date hereof and prior to 5:00 p.m., New York City time, on the Expiration Date, there shall be any (i) consolidation or merger involving the Company or sale, transfer or other disposition of all or substantially all of the Company's property, assets or business or (ii) any other transaction contemplated by Section 4.1(a), (b), (c), (d) or (j) above then, in any one or more of such cases, the Company shall cause to be mailed to the Warrant Agent and shall cause the Warrant Agent to mail by overnight mail, return receipt requested, at Company's expense, to each Holder of a Warrant, at the earliest practicable time (and, in any event, not less than 10 Business Days before any date set for definitive action), notice of the date on which such transaction shall take place. Such notice shall also set forth such facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the Common Shares and other securities, money and other property deliverable upon exercise of the Warrants. Such notice shall also specify the date as of which the holders of record of the Common Shares or other securities or property issuable upon exercise of the Warrants shall be entitled to exchange their shares for securities, money or other property deliverable upon such reorganization, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be.

         Section 4.5 Fractional Interests. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Common Shares which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of Common Shares purchasable on exercise of the Warrants so presented. The Company shall not be required to issue fractional Common Shares upon the exercise of Warrants. If any fraction of a Common Share would, except for the provisions of this Section 4.5, be issuable on the exercise of any Warrant (or specified portion thereof), the Company may pay an amount in cash calculated by it to be equal to the then Current Market Value per Common Share multiplied by such fraction computed to the nearest whole cent.

         Section 4.6 When Issuance or Payment May Be Deferred. In any case in which this Article 4 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Common Shares and other shares in the capital of the Company, if any, issuable upon such exercise over and above the Common Shares and other shares in the capital of the Company, if any, issuable upon such exercise and (ii) paying such holder any amount in cash in lieu of a fractional share; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Common Shares, other shares and cash upon the occurrence of the event requiring such adjustment.

         Section 4.7 No Dilution or Impairment. The Company will not by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders against dilution or other impairment. Without limiting the generality of the foregoing, the Company will not (a) increase the par value of the Common Shares above the Exercise Price or (b) take any action that would, after giving effect to the provisions of
Article 4, result in a reduction of the Exercise Price to an amount below the par value per Common Share unless the Company takes all action necessary in order to protect the Holders against dilution or other impairment as contemplated by this Article 4. At all times, the Company will take all such action (including, without limitation, reducing the par value of the Common Shares) as may be necessary or appropriate in order that the Company may validly and legally issue Common Shares upon the exercise of the Warrants.


                                  Article 5

                              LOSS OR MUTILATION

         Upon receipt by the Company and the Warrant Agent of evidence reasonably satisfactory to them of the ownership and the loss, theft, destruction or mutilation of any Warrant Certificate and of indemnity or bond reasonably satisfactory to them and (in the case of mutilation) upon surrender and cancellation thereof, then, in the absence of notice to the Company or the Warrant Agent that the Warrants represented thereby have been acquired by a bona fide purchaser, the Company shall execute and the Warrant Agent shall countersign and deliver to the registered Holder of the lost, stolen, destroyed or mutilated Warrant Certificate, in exchange for or in lieu thereof, a new Warrant Certificate of the same tenor and for a like aggregate number of Warrants. Upon the issuance of any new Warrant Certificate under this Article 5, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other reasonable expenses (including the fees and expenses of the Warrant Agent) in connection therewith. Every new Warrant Certificate executed and delivered pursuant to this Article 5 in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute a contractual obligation of the Company whether or not the allegedly lost, stolen or destroyed Warrant Certificates shall be at any time enforceable by anyone and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder.


                                  Article 6

                RESERVATION AND AUTHORIZATION OF COMMON SHARES

         The Company shall at all times reserve and keep available such number of its authorized but unissued Common Shares deliverable upon exercise of the Warrants as will be sufficient to permit the exercise in full of all outstanding Warrants and will cause appropriate evidence of ownership of such Common Shares to be delivered to the Warrant Agent upon its request for delivery thereof upon the exercise of the Warrants. The Company represents, warrants, covenants and agrees that all Common Shares of the Company that may be issued upon the exercise of the Warrants will, upon issuance, be duly authorized, validly issued, fully paid, non-assessable and not subject to any calls for funds and free from pre-emptive rights and all taxes, liens, charges and security interests with respect to the issue thereof. The Warrant Agent shall have no duty to verify availability of such Common Shares set aside by the Company.


                                  Article 7

               WARRANT TRANSFER BOOKS; RESTRICTIONS ON TRANSFER

         Section 7.1 Transfer and Exchange. The Warrant Certificates shall be issued in registered form only. The Warrant Agent shall keep at its office a register for the registration of Warrant Certificates and transfers or exchanges of Warrant Certificates as herein provided and other appropriate data as determined by the Warrant Agent. The Company shall, upon reasonable notice to the Warrant Agent, have access to such register during the Warrant Agent's regular business hours. All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

         A Holder may transfer its Warrants only by written application to the Warrant Agent stating the name of the proposed transferee and otherwise complying with the terms of this Agreement. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Warrant Agent in the register. Prior to the registration of any transfer of Warrants by a Holder as provided herein, the Company, the Warrant Agent, and any agent of the Company may treat the person in whose name the Warrants are registered as the owner thereof for all purposes and as the person entitled to exercise the rights represented thereby, any notice to the contrary notwithstanding. When Warrant Certificates are presented to the Warrant Agent with a request to register the transfer or to exchange them for an equal amount of Warrants, the Warrant Agent shall register such transfer or make such exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall execute Warrant Certificates at the Warrant Agent's request. No service charge shall be made for any registration of transfer or exchange of Warrants, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Warrants.

         Section 7.2 Special Transfer Provisions. The following provisions shall apply with respect to the registration of any proposed transfer of
Warrants:

         (a) Transfers to Non-U.S. Persons at Any Time. The Warrant Agent shall register any proposed transfer of Warrants in accordance with Rule 904 under the Securities Act only upon receipt of a certificate substantially in the form of Exhibit B from the proposed transferor.

         (b) Transfers to Any Other Person. The following provisions shall apply with respect to the registration of any proposed transfer of Warrants not specified in paragraph (a) above (including any Institutional Accredited Investor). The Warrant Agent shall register any proposed transfer of Warrants to any such Person if (x) the transferor has delivered to the Warrant Agent and the Company a certificate substantially in the form of Exhibit C-1 hereto and, if the Company or the Warrant Agent reasonably require as specified by paragraph (d) thereof, an Opinion of Counsel to the effect set forth therein and (y) the proposed transferee has delivered to the Warrant Agent and the Company a certificate substantially in the form of Exhibit C-2 hereto if such transferee is an Institutional Accredited Investor.

         (c) Private Placement Legend. Upon the transfer, exchange or replacement of Warrant Certificates not bearing the Private Placement Legend, the Warrant Agent shall deliver Warrant Certificates that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Warrant Certificates bearing the Private Placement Legend, the Warrant Agent shall deliver only Warrant Certificates that bear the Private Placement Legend unless there is delivered to the Warrant Agent an opinion of counsel reasonably satisfactory to the Company and its counsel and the Warrant Agent to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

         (d) Transfers of Interests in Warrants Not Bearing the Private Placement Legend. Notwithstanding paragraphs (a) and (b) of this Section 7.2, the Warrant Agent shall register the transfer of any interest in any Warrant represented by a Warrant Certificate not bearing the Private Placement Legend without requiring any additional certification.

         (e) General.

              (i) By its acceptance of any Warrants represented by a Warrant Certificate bearing the Private Placement Legend, each Holder of such Warrants acknowledges the restrictions on transfer of such Warrants set forth in this Agreement and in the Private Placement Legend and agrees that it will transfer such Warrants only as provided in this Agreement. The Warrant Agent shall not register a transfer of any Warrants unless such transfer complies with the restrictions on transfer of such Warrants set forth in this Agreement and is in compliance with applicable laws and applicable rules, regulations and procedures of any securities exchange or clearing agency in effect from time to time. In connection with any transfer of Warrants, each Holder agrees by its acceptance of Warrants to furnish the Warrant Agent or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Warrant Agent shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

              (ii) The Warrant Agent shall retain copies of all letters, notices and other written communications received pursuant to this
         Section 7.2. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Warrant Agent.

         Section 7.3 Surrender of Warrant Certificates. Any Warrant Certificate surrendered for registration of transfer, exchange or exercise of the Warrants represented thereby shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued by the Company and, except as provided in this
Article 7 in case of an exchange, Article 3 hereof in case of the exercise of less than all the Warrants represented thereby or Article 5 in case of a mutilated Warrant Certificate, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall in accordance with its customary procedures dispose of such cancelled Warrant Certificates.


                                  Article 8

                                WARRANT HOLDERS

         Section 8.1 Warrant Holder Deemed Not a Stockholder. The Company and the Warrant Agent may deem and treat the registered Holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for the purpose of any exercise thereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary. Accordingly, the Company and/or the Warrant Agent shall not, except as ordered by a court of competent jurisdiction as required by law, be bound to recognize any equitable or other claim to or interest in the Warrants on the part of any person other than such registered Holder, whether or not it shall have express or other notice thereof. Prior to the valid exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to consent to any action of the stockholders, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders and, except as otherwise provided in this Agreement, shall not be entitled to receive any notice of any proceedings of the Company.

         Section 8.2 Right of Action. All rights of action with respect to this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Warrant Agent or the Holders of any other Warrant, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's right to exercise such Warrants in the manner provided in the Warrant Certificate representing such Warrants and in this Agreement.


                                  Article 9

                                   REMEDIES

         Section 9.1 Defaults. It shall be deemed to be a "Default" with respect to the Company's (or its successor's) obligations under this Agreement if:

         (a) a Repurchase Event occurs and the Company (or its successor) shall fail to make a Repurchase Offer pursuant to Section 3.4 hereof; or

         (b) the Company (or its successor) shall fail to purchase the Warrants pursuant to the Repurchase Offer in accordance with the provisions of
Section 3.4 hereof.

         Section 9.2 Payment Obligations. Upon the happening of a Default under this Agreement, the Company shall be obligated to increase the amount otherwise payable pursuant to Section 3.4(d) hereof in respect of the Repurchase Offer to which such Default relates by an amount equal to interest thereon at a rate per annum equal to 12.375% from the date of the Default to the date of payment, which interest shall compound quarterly (all such payment obligations in respect of such Repurchase Offer, together with all such increased amounts, being the "Repurchase Obligation").

         Section 9.3 Remedies; No Waiver. Notwithstanding any other provision of this Agreement, if a Default occurs and is continuing, the Holders of the Warrants may pursue any available remedy to collect the Repurchase Obligation or to enforce the performance of any provision of this Agreement.

         A delay or omission by any Holder of a Warrant in exercising, or a failure to exercise, any right or remedy arising out of a Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Default. All remedies are cumulative to the extent permitted by law.


                                  Article 10

                               THE WARRANT AGENT

         Section 10.1 Duties and Liabilities. The Warrant Agent hereby accepts the agency established by this Agreement and agrees to perform the same upon the terms and conditions herein set forth, by all of which the Company and the Holders of Warrants, by their acceptance thereof, shall be bound. The Warrant Agent shall not, by countersigning Warrant Certificates or by any other act hereunder, be deemed to make any representations as to the validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon) or of any Common Shares issued upon exercise of any Warrant, or as to the accuracy of the computation of the Exercise Price or the number or kind or amount of Common Shares deliverable upon exercise of any Warrant or the correctness of the representations of the Company made in the certificates that the Warrant Agent receives. The Warrant Agent shall not be accountable for the use or application by the Company of the proceeds of the exercise of any Warrant. The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect to either the Exercise Price or the kind and amount of Common Shares receivable by Holders upon the exercise of Warrants required from time to time and the Warrant Agent shall have no duty or responsibility in determining the accuracy or correctness of such calculation. The Warrant Agent shall not be (a) liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted by it in good faith without gross negligence in the belief that any Warrant Certificate or any other documents or any signatures are genuine or properly authorized, (b) responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificates to be complied with by the Company or (c) liable for any act or omission in connection with this Agreement except for its own gross negligence, bad faith or willful misconduct. The Warrant Agent is hereby authorized to accept written instructions with respect to the performance of its duties hereunder from any Officer and to apply to any such Officer for such written instructions and the Warrant Agent shall not be liable for any action taken or suffered to be taken by it in good faith without gross negligence in accordance with the instructions of any Officer; provided, however, that, in its discretion, the Warrant Agent may, in lieu thereof, accept other evidence of such or may require such further or additional evidence as it may deem reasonable. The Warrant Agent shall not be liable for any action taken with respect to any matter in the event it requests instructions from the Company as to that matter and does not receive such instructions within a reasonable period of time after the request therefor.

         The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through attorneys, agents or employees of its selection, and the Warrant Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys, agents or employees; provided that reasonable care has been exercised with respect to the selection of any such attorney, agent or employee. The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless the Company or one or more registered holders of Warrant Certificates shall furnish the Warrant Agent with security and indemnity satisfactory to it for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Agreement.

         The Company will perform, execute, acknowledge and deliver or cause to be delivered all such further acts, instruments and assurances as are consistent with this Agreement and as may reasonably be required by the Warrant Agent in order to enable it to carry out or perform its duties under this Agreement.

         The Warrant Agent shall act solely as agent of the Company hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent, whose duties and obligations shall be determined solely by the express provisions hereof.

         Notwithstanding anything in this Agreement to the contrary, the Warrant Agent shall not have any liability to any holder of a Warrant Certificate or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided that the Company must use its reasonable best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

         No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

         Section 10.2 Right to Consult Counsel. The Warrant Agent may at any time consult with legal counsel of its selection (who may be legal counsel for the Company), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Warrant Agent and the Warrant Agent shall incur no liability or responsibility to the Company or to any Holder for any action taken, suffered or omitted by it in good faith without gross negligence in accordance with the opinion or advice of such counsel.

         Section 10.3 Compensation; Indemnification. The Company agrees promptly to pay the Warrant Agent from time to time and in any case within 30 days of receipt of an invoice, compensation for its services hereunder as the Company and the Warrant Agent may agree from time to time, and to reimburse it upon its request upon furnishing reasonable supporting documentation for fees or expenses and reasonable counsel fees and expenses incurred in connection with the execution and administration of this Agreement, and further agrees to indemnify each of the Warrant Agent and any predecessor Warrant Agent and save it harmless against any and all losses, claims, damages, liabilities or reasonable expenses arising out of or in connection with the acceptance and administration of this Agreement, including, without limitation, the reasonable costs and expenses of investigating or defending any claim (whether asserted by the Company or any Holder or any other Person) of such liability, except that the Company shall have no liability hereunder to the extent that any such loss, liability or expense results from the Warrant Agent's own gross negligence, bad faith or willful misconduct. The obligations of the Company under this Section 10.3 shall survive the exercise and the expiration of the Warrants, the termination of this Agreement and the resignation or removal of the Warrant Agent in respect of services or expenses incurred in connection with the Warrants or this Agreement.

         Section 10.4 No Restrictions on Actions. Nothing in this Agreement shall be deemed to prevent the Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent from buying, selling or dealing in any of the Warrants or other securities of the Company or becoming pecuniarily interested in transactions in which the Company may be interested, or contracting with or lending money to the Company or otherwise acting as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

         Section 10.5 Discharge or Removal; Replacement Warrant Agent. The Warrant Agent may resign from its position as such and be discharged from all further duties and liabilities hereunder (except liability arising as a result of the Warrant Agent's own gross negligence, bad faith or willful misconduct), after giving one month's prior written notice to the Company. The Company may at any time remove the Warrant Agent upon one month's written notice specifying the date when such discharge shall take effect, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent shall mail to each Holder of a Warrant, at the Company's expense, a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the resigning or removed Warrant Agent or the Holder of any Warrant may, at the expense of the Company, apply to any court of competent jurisdiction for the appointment of a new warrant agent. After 30 days from receipt of, or giving, notice, as the case may be, and pending appointment of a successor to the original Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company. Any new warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; however, the original Warrant Agent shall in all events deliver and transfer to the successor Warrant Agent all property (including, without limitation, documents and recorded information), if any, at the time held hereunder by the original Warrant Agent and if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall file notice thereof with the resigning or removed Warrant Agent and shall forthwith cause a copy of such notice to be mailed by the successor Warrant Agent to each Holder of a Warrant. Failure to give any notice provided for in this Section 10.5, however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be. No Warrant Agent hereunder shall be liable for any acts or omissions of any successor Warrant Agent.

         Section 10.6 Successor Warrant Agent. Any corporation into which the Warrant Agent or any new warrant agent may be merged or converted, or any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party or any corporation succeeding to all or substantially all the corporate trust or agency business of the Warrant Agent, shall be a successor Warrant Agent under this Agreement without any further act, provided that such corporation would be eligible for appointment as successor to the Warrant Agent under the provisions of Section 10.5 hereof. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed to each Holder of a Warrant.


                                  Article 11

                                 MISCELLANEOUS

         Section 11.1 Monies Deposited with the Warrant Agent. The Warrant Agent shall not be required to pay interest on any monies deposited pursuant to the provisions of this Agreement except such as it shall agree in writing with the Company to pay thereon. Any monies, securities or other property which at any time shall be deposited by the Company or on its behalf with the Warrant Agent pursuant to this Agreement shall be and are hereby assigned, transferred and set over to the Warrant Agent in trust for the purpose for which such monies, securities or other property shall have been deposited; but such monies, securities or other property need not be segregated from other funds, securities or other property except to the extent required by law. Any monies, securities or other property deposited with the Warrant Agent for payment or distribution to the Holders that remains unclaimed for one year after the date the monies, securities or other property was deposited with the Warrant Agent shall be delivered to the Company upon its written request therefor.

         Section 11.2 Payment of Taxes. Subject to Article 5 hereof, all Common Shares issuable upon the exercise of Warrants shall be duly authorized, validly issued, fully paid, non-assessable and not subject to any calls for funds, and the Company shall pay any taxes and other governmental charges that may be imposed under the laws of the United States of America or any other jurisdiction, or any political subdivision or taxing authority thereof or therein, in respect of the issue or delivery thereof upon exercise of Warrants (other than income taxes imposed on the Holders). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Common Shares (including other securities or property issuable upon the exercise of the Warrants) or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue any share certificate or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or charge is due.

         Section 11.3 No Merger, Consolidation or Sale of Assets of the Company. Except as otherwise provided herein, the Company will not merge into or consolidate with, or sell or otherwise transfer all or substantially all of its property and assets to, any other Person, unless the Person resulting from such merger or consolidation, or that is the transferee of such property and assets, shall expressly assume, by supplemental agreement satisfactory in form to the Warrant Agent and executed and delivered to the Warrant Agent, the due and punctual performance and observance of each and every covenant and condition of this Agreement or contained in the Warrants to be performed and observed by the Company.

         Section 11.4 Reports to Holders. At all times after audited financial statements with the Commission for the periods that would be required to be included in a registration statement on Form S-1 are available, whether or not the Company is then required to file reports with the Commission, the Company shall file with the Commission all such reports and other information it would be required to file with the Commission by Section 13(a) or 15(d) under the Exchange Act if it were subject thereto, including information required by annual, quarterly or current reports whether or not required to be so filed. The Company shall supply the Warrant Agent and each Holder or shall supply to the Warrant Agent for forwarding to each such Holder, without cost to such Holder, copies of such reports and other information. The Warrant Agent's receipt of such reports and other information shall not constitute constructive notice of any information contained therein or determinable from information (including mathematical calculations) contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Warrant Agent is entitled to rely exclusively on Officers' Certificates).

         Section 11.5 Notices; Payment.

         (a) Except as otherwise provided in Section 11.5(c) hereof, any notice, demand or delivery authorized by this Agreement shall be sufficiently given or made when mailed, if sent by first class mail, postage prepaid, addressed to any Holder of a Warrant at such Holder's last known address appearing on the register of the Company maintained by the Warrant Agent and to the Company or the Warrant Agent as follows:

                           To the Company:

                           HEALTHSOUTH Corporation
                           One HEALTHSOUTH Parkway
                           Birmingham, Alabama 35243
                           Attention: Chief Financial Officer

                           To the Warrant Agent:

                           Wells Fargo Bank Northwest, N.A.
                           299 South Main Street, 12th Floor
                           Salt Lake City, UT 84111
                           Attention:  Corporate Trust Trustee Administration

or such other address as shall have been furnished to the party giving or making such notice, demand or delivery. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Holder receives the notice.

         (b) Payment of the Exercise Price shall be made in accordance with the provisions of this Agreement at the office of the Warrant Agent set forth above, unless otherwise directed by the Warrant Agent and the Company.

         (c) Any notice required to be given by the Company to the Holders shall be made by mailing by registered mail, return receipt requested, to the Holders at their last known addresses appearing on the register maintained by the Warrant Agent. The Company hereby irrevocably authorizes the Warrant Agent, in the name and at the expense of the Company, to mail any such notice upon receipt thereof from the Company. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Holder receives the notice.

         Section 11.6 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company and the Warrant Agent and their respective successors and assigns, and the Holders from time to time. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company, the Warrant Agent and the Holders, any right, remedy or claim under or by reason of this Agreement or any part hereof.

         Section 11.7 Counterparts. This Agreement may be executed manually or by facsimile in any number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

         Section 11.8 Amendments. The Warrant Agent may, without the consent or concurrence of the Holders of the Warrants, by supplemental agreement or otherwise, join with the Company in making any changes or corrections in this Agreement that (a) are required to cure any ambiguity or to correct any defective or inconsistent provision or clerical omission or mistake or manifest error herein contained, (b) add to the covenants and agreements of the Company in this Agreement further covenants and agreements of the Company thereafter to be observed, or surrender any rights or power reserved to or conferred upon the Company in this Agreement or (c) provide for successors and changes in addresses in Section 11.5 hereof; provided that in either case such changes or corrections do not and will not adversely affect, alter or change the rights, privileges or immunities of the Holders. Notwithstanding anything in this Agreement to the contrary, the prior written consent of the Warrant Agent must be obtained in connection with any supplement or amendment that alters the rights or duties of the Warrant Agent. The Company shall, prior to the execution of such amendment, promptly provide the Warrant Agent with an Officers' Certificate and Opinion of Counsel that provide that all conditions precedent to adoption of an amendment have been satisfied.

         Section 11.9 Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         Section 11.10 Common Shares Legend. Unless and until the Common Shares issuable upon the exercise of the Warrants are registered under the Securities Act, or unless otherwise agreed by the Company and the Holder thereof, such Common Shares will bear a legend substantially to the following effect:

         THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE
         SECURITIES ACT) (AN "INSTITUTIONAL  ACCREDITED  INVESTOR") OR
         (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT, OR (C) IT IS A PERSON OTHERWISE ELIGIBLE TO ACQUIRE THE COMMON SHARES IN A TRANSACTION CONSUMMATED IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT, IF
         AVAILABLE, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144(k), UNDER THE SECURITIES ACT AS IN EFFECT WITH RESPECT TO SUCH TRANSFER, RESELL OR OTHERWISE TRANSFER THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE EXCEPT (A) TO HEALTHSOUTH CORPORATION (THE "COMPANY") OR ANY SUBSIDIARY THEREOF, (B) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRANSFER AGENT AND REGISTRAR A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRANSFER AGENT AND REGISTRAR), (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE WITHIN THE TIME PERIOD REFERRED TO ABOVE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRANSFER AGENT AND REGISTRAR. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (B) OF THE PRECEDING SENTENCE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO EACH OF THE TRANSFER AGENT AND REGISTRAR AND THE COMPANY SUCH CERTIFICATIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE COMPANY HAS INSTRUCTED THE TRANSFER AGENT AND REGISTRAR TO REFUSE TO REGISTER ANY TRANSFER OF THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

         Section 11.11 Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Warrant Agent, on the other hand, and each Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder. By acquiring Warrants, each Holder agrees to be bound by the obligations of Holders generally as set forth herein and as such obligations may be applicable to such Holder.

         Section 11.12 Termination. Except as otherwise specified herein, this Agreement shall terminate at 5:00 p.m. (New York City time) on the tenth anniversary of the Closing Date. Notwithstanding the foregoing, this Agreement shall terminate on any earlier date as of which all Warrants have been exercised.

         Section 11.13 Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be governed by the laws of the State of New York. The Warrant Agent, the Company and the Holders agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Agreement or the Warrants.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, as of the day and year first above written.

                             HEALTHSOUTH CORPORATION


                             By:   /s/ Guy Sansone
                                 ------------------------------------
                             Name:  Guy Sansone
                             Title: Interim Chief Financial Officer

                             Wells Fargo Bank Northwest, N.A., as
                             Warrant Agent


                             By:   /s/ Valt Ortow
                                 ------------------------------------
                             Name:  Valt Ortow
                             Title: Vice President

                                                                    Exhibit A


                          FORM OF WARRANT CERTIFICATE

                            HEALTHSOUTH CORPORATION

                                 CUSIP No. [ ]

No.  _____


                      WARRANTS TO PURCHASE COMMON SHARES

         This certifies that ______________, or its registered assigns, is the owner of ___________ Warrants, each of which represents the right to purchase from HEALTHSOUTH CORPORATION, a Delaware corporation (the "Company"), at any time, one (1) share of the common stock, par value $0.01 per share, of the Company (the "Common Shares") at an exercise price (the "Exercise Price") of $6.50 per Common Share (subject to adjustment as provided in the Warrant Agreement hereinafter referred to below), upon surrender hereof at the principal corporate trust office of Wells Fargo Bank Northwest, N.A., or to its successor, as the warrant agent under the Warrant Agreement (any such warrant agent being herein called the "Warrant Agent"), or such other location contemplated by Section 11.5(b) of the Warrant Agreement, with the Subscription Form on the reverse hereof duly executed, with signature guaranteed as therein specified and simultaneous payment in full in cash or by certified or official bank or bank cashier's check payable to the order of the Company. Notwithstanding the foregoing, the Exercise Price may be paid by surrendering additional Warrants to the Warrant Agent having an aggregate Spread equal to the aggregate Exercise Price of the Warrants being exercised. At any time after the Closing Date and on or before the Expiration Date, any outstanding Warrants may be exercised on any Business Day; provided, however, that (a) a registration statement with the Commission relating to the Common Shares for which such Warrants are being exercised is, at the time of exercise, in effect or (b) the exercise of such Warrants is exempt from the registration requirements of the Securities Act.

         This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of January 16, 2004 (the "Warrant Agreement"), between the Company and Wells Fargo Bank Northwest, N.A., as Warrant Agent, and a Registration Rights Agreement dated as of January 16, 2004 (the "Warrant Registration Rights Agreement"), between the Company and the holders party thereto, and is subject to the Certificate of Incorporation of the Company and to the terms and provisions contained therein, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The terms of the Warrant Agreement and the Warrant Registration Rights Agreement are hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement and the Warrant Registration Rights Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Warrants. The summary of the terms of the Warrant Agreement and the Warrant Registration Rights Agreement contained in this Warrant Certificate is qualified in its entirety by express reference to the Warrant Agreement and the Warrant Registration Rights Agreement. All terms used in this Warrant Certificate that are defined in the Warrant Agreement and the Warrant Registration Rights Agreement shall have the meanings assigned to them in such agreements.

         Copies of the Warrant Agreement and the Warrant Registration Rights Agreement are on file at the office of the Warrant Agent and may be obtained by writing to the Warrant Agent at the following address:

                           Wells Fargo Bank Northwest, N.A.
                           299 South Main Street, 12th Floor
                           Salt Lake City, UT 84111
                           Attention:  Corporate Trust Trustee Administration

         A "Repurchase Event", as defined in the Warrant Agreement, shall be deemed to occur on any date when (i) the Company consolidates with or merges into or with another person (but only where the holders of Common Stock receive consideration in exchange for all or part of such Common Stock), if the Common Stock (or other securities) thereafter issuable upon exercise of the Warrants is not registered under the Exchange Act or (ii) the Company sells all or substantially all of its assets to another person, if the Common Stock (or other securities) thereafter issuable upon exercise of the Warrants is not registered under the Exchange Act provided that, in the case of this clause (ii), a "Repurchase Event" shall not be deemed to have occurred if the consideration for such transaction consists solely of cash, or (iii) the Company or any subsidiaries of the Company purchases Common Shares pursuant to a tender offer or an exchange offer for a price per Common Share that is greater than the then Current Market Value per Common Share in effect at the end of the trading day immediately following the day on which such tender offer or exchange offer expires.

         Following a Repurchase Event, the Company must make an offer to repurchase for cash or, in the case of a Repurchase Event that is an exchange offer, at the option of the Holders for cash or for the relevant exchange securities, all outstanding Warrants (a "Repurchase Offer"). If the Company makes a Repurchase Offer, Holders may, until the expiration date of such offer, surrender all or part of their Warrants for repurchase by the Company.

         Warrants received by the Warrant Agent in proper form during a Repurchase Offer will, except as otherwise provided in the Warrant Agreement, be repurchased by the Company at a price in cash (the "Repurchase Price") equal (except in the case of a Repurchase Event within the meaning of clause
(iii) of the definition thereof) to the value on the Valuation Date of the Common Shares issuable, and other securities or property of the Company which would have been delivered, upon exercise of Warrants had the Warrants been exercised (whether or not the Warrants are then exercisable), less the Exercise Price in effect on the Notice Date for such Repurchase Offer. The value of such Common Shares and other securities or property will be (i)(A) if the Common Shares (or other securities) are registered under the Exchange Act, determined based upon the average of the daily market prices (as determined pursuant to Section 3.4(d)(ii)(1) of the Warrant Agreement) of the Common Shares (or other securities) for the 20 consecutive trading days immediately preceding such Valuation Date or (B) if the Common Shares (or other securities) have been registered under the Exchange Act for less than 20 consecutive trading days before such date, then the average of the daily market prices (as determined pursuant to Section 3.4(d)(ii)(1) of the Warrant Agreement) for all of the trading days before such date for which daily market prices are available, or (ii) if the Common Shares (or other securities) are not registered under the Exchange Act or if the value cannot be computed under clause (i) above, determined by the Independent Financial Expert (as defined in the Warrant Agreement), in each case as set forth in the Warrant Agreement.

         The "Valuation Date" as defined in the Warrant Agreement shall be deemed to occur on the date five Business Days prior to the date notice of the Repurchase Offer is given.

         The Repurchase Price for each Warrant properly tendered to the Warrant Agent pursuant to a Repurchase Offer with respect to a Repurchase Event within the meaning of clause (iii) of the definition thereof shall be equal to the price that would have been paid for the Common Shares represented by such Warrant had such Warrant been exercised and such Common Shares tendered or exchanged in the relevant tender offer or exchange offer.

         If the Company fails to make or complete a Repurchase Offer (a "Default") as required by the Warrant Agreement, it shall be obligated to increase the amount otherwise payable pursuant to the Warrant Agreement in respect of the Repurchase Offer by an amount equal to interest thereon at a rate per annum that is 12.375% from the date of the Default to the date of payment, which interest shall compound quarterly.

         If the Company merges or consolidates with or into, or sells all or substantially all of its property and assets to, another Person and the consideration received by holders of Common Shares consists solely of cash, the Holders of Warrants shall be entitled to receive distributions on the date of such event on an equal basis with, and on the same day as, holders of Common Shares (or other securities issuable upon exercise of the Warrants) as if the Warrants had been exercised immediately prior to such event (less the Exercise Price). Upon receipt of such payment, if any, the rights of a Holder shall terminate and cease and such Holder's Warrants shall expire.

         The number of Common Shares purchasable upon the exercise of each Warrant and the price per share are subject to adjustment as provided in the Warrant Agreement. Except as stated in the immediately preceding paragraph and in the Warrant Agreement, in the event the Company merges or consolidates with, or sells all or substantially all of its assets to, another Person, each Warrant will, upon exercise, entitle the Holder thereof to receive the number of shares of capital stock or other securities or the amount of money and other property which the holder of a Common Share (or other securities or property issuable upon exercise of a Warrant) is entitled to receive upon completion of such merger, consolidation or sale.

         As to any final fraction of a share which the same Holder of one or more Warrant Certificates would otherwise be entitled to purchase upon exercise thereof in the same transaction, the Company may pay the cash value thereof determined as provided in the Warrant Agreement.

         All Common Shares issuable by the Company upon the exercise of Warrants shall be duly authorized, validly issued, fully paid, non-assessable and not subject to any calls for funds, and the Company shall pay any taxes and other governmental charges that may be imposed under the laws of the United States of America or any other jurisdiction, or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery thereof upon exercise of Warrants (other than income taxes imposed on the Holders). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Common Shares (including other securities or property issuable upon the exercise of the Warrants) or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue any share certificate or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or charge is due.

         Subject to the restrictions on and conditions to transfer set forth in Articles 2 and 7 of the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the registered Holder hereof, in whole or in part, on the register of the Company maintained by the Warrant Agent for such purpose at the Warrant Agent's office in New York, New York upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent duly executed, with signatures guaranteed as specified in the attached Form of Assignment, by the registered Holder hereof or his attorney duly authorized in writing and by such other documentation required pursuant to the Warrant Agreement and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will sign and issue and the Warrant Agent will countersign and deliver to such Holder a new Warrant Certificate or Certificates with respect to any portion not so transferred. Each taker and Holder of this Warrant Certificate, by taking and holding the same, consents and agrees that prior to the registration of transfer as provided in the Warrant Agreement, the Company and the Warrant Agent may treat the person in whose name the Warrants are registered as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding. Accordingly, the Company and/or the Warrant Agent shall not, except as ordered by a court of competent jurisdiction as required by law, be bound to recognize any equitable or other claim to or interest in the Warrants on the part of any person other than such registered Holder, whether or not it shall have express or other notice thereof.

         This Warrant Certificate may be exchanged at the office of the Warrant Agent maintained for such purpose in New York, New York, for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the Holder hereof shall designate at the time of such exchange.

         Prior to the exercise of the Warrants represented hereby, the Holder of this Warrant Certificate, as such, shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to consent to any action of the stockholders, to receive any distributions, to exercise any pre-emptive right or to receive any notice of meetings of stockholders, and shall not be entitled to receive any notice of any proceedings of the Company except as provided in the Warrant Agreement.

         This Warrant Certificate shall be void and all rights evidenced hereby shall cease on January 16, 2014, unless sooner terminated by the liquidation, dissolution or winding-up of the Company or as otherwise provided in the Warrant Agreement upon the consolidation or merger of the Company with, or sale of the Company to, another Person or unless such date is extended as provided in the Warrant Agreement.

         The Warrant Agreement and the Warrants shall be governed by the laws of the State of New York.

         This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                             HEALTHSOUTH CORPORATION


                             By:________________________________
                             Name:
                             Title:



Dated:

Countersigned:

Wells Fargo Bank NORTHWEST,
N.A., as Warrant Agent


By:________________________________
         Authorized Signatory

                    FORM OF REVERSE OF WARRANT CERTIFICATE

                               SUBSCRIPTION FORM

                (To be executed only upon exercise of Warrant)

To:      Wells Fargo Bank Northwest, N.A.,
                  as Warrant Agent
         299 South Main Street, 12th Floor,
         Salt Lake City, UT 84111
         Attention: Corporate Trust Trustee Administration

         The undersigned irrevocably exercises ________ of the Warrants represented by this Warrant Certificate and herewith makes payment of $ _______ (such payment being in cash or by certified or official bank or bank cashier's check payable to the order or at the direction of HEALTHSOUTH Corporation or the exercise price may be paid by surrendering additional Warrants to the Warrant Agent having an aggregate Spread equal to the aggregate exercise price of the Warrants being exercised) all at the exercise price and on the terms and conditions specified in this Warrant Certificate and in the Warrant Agreement and the Warrant Registration Rights Agreement referred to herein and surrenders this Warrant Certificate and all right, title and interest therein to and directs that the common stock, par value $0.01 per share, of HEALTHSOUTH Corporation (the "Common Shares") deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Dated:

                                    ____________________________________
                                             (Signature of Owner)

                                    ____________________________________
                                               (Street Address)

                                    ____________________________________
                                    (City)       (State)       (Zip Code)

                                    Signature Guaranteed By:


                                    ____________________________________

                                     Signatures must be guaranteed by an
                                     "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Securities and/or check or other property to be issued or delivered to: Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

                   FORM OF CERTIFICATE FOR REPURCHASE OFFER

  (To be executed only upon repurchase of Warrant by HEALTHSOUTH Corporation)

To:_____________________

         The undersigned, having received prior notice of the consideration for which HEALTHSOUTH CORPORATION will repurchase the Warrants represented by the within Warrant Certificate, hereby surrenders this Warrant Certificate for repurchase by HEALTHSOUTH CORPORATION of the number of Warrants specified below for the consideration set forth in such notice.

Dated:
                                 ____________________________________
                                         (Number of Warrants)

                                 ____________________________________
                                         (Signature of Owner)

                                 ____________________________________
                                           (Street Address)

                                 ____________________________________
                                 (City) (State) (Zip Code)

                                 Signature Guaranteed By:

                                 ____________________________________

                                 Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Securities and/or check to be
issued or delivered to: Please
insert social security or
identifying number:

Name:

Street Address:

City, State and Zip Code:

                              FORM OF ASSIGNMENT

         In consideration of monies or other valuable consideration received from the Assignee(s) named below, the undersigned registered Holder of this Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by this Warrant Certificate not being assigned hereby) all of the right of the undersigned under this Warrant Certificate, with respect to the number of Warrants set forth below:

Name(s) of Assignee(s): ___________________________________
Address: __________________________________________________
No. of Warrants: __________________________________________

Please insert social security or other identifying number of assignee(s):

and does hereby irrevocably constitute and appoint ________________________ the undersigned's attorney to make such transfer on the books of __________________ maintained for the purposes, with full power of substitution in the premises. [THE FOLLOWING PROVISION TO BE INCLUDED ON ALL CERTIFICATES EXCEPT UN LEGENDED CERTIFICATES]

         In connection with any transfer of Warrants, the undersigned confirms that without utilizing any general solicitation or general advertising that:

Check One:

[ ](a) documents are being furnished which comply with the conditions of transfer set forth in this Warrant Certificate and the Warrant Agreement, or

[ ](b) these Warrants are being transferred pursuant to an effective registration statement under the U.S. Securities Act of 1933, as amended.

         If none of the foregoing boxes is checked, the Warrant Agent shall not be obligated to register the Warrants in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Article 7 of the Warrant Agreement shall have been satisfied.

Dated:
                                           ____________________________________
                                                   (Signature of Owner)

                                           ____________________________________
                                                     (Street Address)

                                           ____________________________________
                                           (City) (State) (Zip Code)

                                           Signature Guaranteed By:

                                           ____________________________________

                                           Signatures must be guaranteed by an
                                           "eligible guarantor institution"
                                           meeting the requirements of the
                                           Warrant Agent, which requirements
                                           include membership or participation
                                           in the Security Transfer Agent
                                           Medallion Program ("STAMP") or such
                                           other "signature guarantee program"
                                           as may be determined by the Warrant
                                           Agent in addition to, or in
                                           substitution for, STAMP, all in
                                           accordance with the Securities
                                           Exchange Act of 1934, as amended.

         Dated:

                [NOTE: To be executed by an executive officer]

                                                                    Exhibit B



                       Form of Certificate to be Delivered
                               in Connection with
                       Transfers Pursuant to Regulation S

                                                                    [Date]

HEALTHSOUTH Corporation
One HEALTHSOUTH Parkway
Birmingham, Alabama 35243
Attention:  Chief Financial Officer

Wells Fargo Bank Northwest, N.A.,
         as Warrant Agent
299 South Main Street, 12th Floor,
Salt Lake City, UT 84111
Attention:  Corporate Trust Administration

Re: Warrants (the "Warrants") to Purchase Common Shares of HEALTHSOUTH Corporation (the "Company")

Ladies and Gentlemen:

                  In connection with our proposed sale of _______________ Warrants, we hereby certify that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

(1) the offer or sale of the Warrants was made in an "Offshore Transaction" (as defined in Regulation S under the Securities Act);

(2) no "Directed Selling Efforts" (as such term is defined in Regulation S under the Securities Act) have been made by us, any of our affiliates or any persons acting on our behalf in the United States in contravention of the requirements of Rule 903(b) or Rule 904 of Regulation S under the Securities Act, as applicable;

(3)      if we are (A) a "dealer" (as defined in Section 2(a) of the Exchange
         Act) or are receiving a selling concession, fee or other remuneration in respect of the securities offered or sold, we have complied with the requirements of Rule 904(b)(1) under the Securities Act or (B) an officer or director of the Company or a distributor, or an affiliate of the Company or a distributor solely by virtue of holding that position, we have complied with the requirements of Rule 904(b)(2) under the Securities Act; and

(4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.


         The Warrant Agent and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                        Very truly yours,

                                        [Name of Transferor]

                                        By:________________________________
                                                 Authorized Signature

                                                                Exhibit C-1

                                    Form of
                               Certificate to be
                  Delivered by Transferor in Connection with
                Transfers to Institutional Accredited Investors

                                                                   [Date]

HEALTHSOUTH Corporation
One HEALTHSOUTH Parkway
Birmingham, Alabama 35243
Attention:  Chief Financial Officer

Wells Fargo Bank Northwest, N.A.,
         as Warrant Agent
299 South Main Street, 12th Floor,
Salt Lake City, UT 84111
Attention:  Corporate Trust Administration

Re: Warrants (the "Warrants") to Purchase Common Shares of HEALTHSOUTH Corporation (the "Company")

Ladies and Gentlemen:

                  We hereby certify that such transfer is being effected in compliance with the transfer restrictions applicable to the Warrants or interests therein transferred pursuant to and in accordance with the U.S. Securities Act of 1933, as amended (the "Securities Act"), and accordingly we hereby further certify that (check one):

                  (a) [ ] such transfer is being effected to the Company or a subsidiary thereof; or

                  (b) [ ] such transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                  (c) [ ] such transfer is being effected pursuant to an effective registration statement under the Securities Act; or

                  (d) [ ] such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144 or Rule 904 thereunder, and we hereby further certify that (i) such transfer complies with the transfer restrictions applicable to the Warrants or interests therein transferred to Institutional Accredited Investors (or in another transaction exempt from or not subject to the registration requirements of the Securities Act) and in accordance with the requirements of the exemption claimed, which certification is supported by (if the Company or the Warrant Agent reasonably request) an Opinion of Counsel provided by us or the transferee (a copy of which we have attached to this certification), to the effect that such transfer is in compliance with the Securities Act and
(ii) we are not a "dealer" as defined in the Securities Act.

                  Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred Warrants or interests therein will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Warrant Certificated and in the Warrant Agreement and the Securities Act.

                                         Very truly yours,

                                         [Name of Transferor]

                                         By:_________________________________
                                                   Authorized Signatory

                                                                Exhibit C-2



                      Form of Certificate to be Delivered
                       By Transferees in Connection with
                Transfers to Institutional Accredited Investors

                                                                  [Date]

HEALTHSOUTH Corporation
One HEALTHSOUTH Parkway
Birmingham, Alabama 35243
Attention:  Chief Financial Officer

Wells Fargo Bank Northwest, N.A.,
         as Warrant Agent
299 South Main Street, 12th Floor,
Salt Lake City, UT 84111
Attention:  Corporate Trust Administration

Re:  Warrants (the "Warrants") to Purchase Common Shares of
     HEALTHSOUTH Corporation (the "Company")

Dear Sirs:

         In connection with our proposed purchase of ___________ aggregate number of Warrants, we confirm that:

         1. We understand that any subsequent transfer of the Warrants, any interest therein or the Common Shares issuable upon exercise of any Warrant (the "Warrant Shares") is subject to certain restrictions and conditions set forth in the Warrant Agreement dated as of January 16, 2004, relating to the Warrants (the "Warrant Agreement") and the Registration Rights Agreement dated as of January 16, 2004, relating to the Warrants (the "Warrant Registration Rights Agreement") and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Warrants or Warrant Shares except in compliance with, such restrictions and conditions and the U.S. Securities Act of 1933, as amended (the "Securities Act").

         2. We understand that the Warrants represented by this Warrant Certificate and, as of the date this Warrant Certificate was originally issued, the Warrant Shares have not been registered under the Securities Act, and accordingly may not be offered, sold, pledged or otherwise transferred within the United States or to, or for the account or benefit of, U.S. Persons except as set forth in the following sentence. We agree that we will not, within the time period referred to under Rule 144(k) of the Securities Act (taking into account the provisions of Rule 144(d) under the Securities Act, if applicable) under the Securities Act as in effect on the date of the transfer of this Warrant, resell or otherwise transfer the Warrants represented by this Warrant Certificate except (a) to HealthSouth Corporation, or any successor thereto or subsidiary thereof, (b) outside the United States in an offshore transaction in compliance with Rule 904 under the Securities Act, (c) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), (d) to an institutional accredited investor that, prior to such transfer, furnishes to you, to the Company and, in the case of the Warrant Shares, to the transfer agent and registrar therefor, a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Warrants represented by this Warrant Certificate (the form of which letter can be obtained from the Warrant Agent), (e) pursuant to an effective registration statement under the Securities Act and, in each case, in accordance with applicable state securities laws or (f) in another transaction exempt from or not subject to the registration requirements of the Securities Act.

         3. We understand that, on any proposed resale of any Warrants, any interest therein or Warrant Shares, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Warrants purchased by us will bear a legend to the foregoing effect.

         4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Warrants, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment for an indefinite period of time.

         5. We are acquiring the Warrants purchased by us (i) for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion, (ii) for investment purposes and (iii) without a view to distribution.

         6. We are not a "dealer" as defined in the Securities Act.

         The Warrant Agent, the Company and, if applicable, the transfer agent and registrar for the Warrant Shares are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                         Very truly yours,

                                         [Name of Transferee]

                                         By:________________________________
                                                  Authorized Signature